                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                           MONTHLY SERVICER'S REPORT


                                     Settlement Date                     3/31/99
                                     Determination Date                  4/12/99
                                     Distribution Date                   4/15/99

I.      All Payments on the Contracts                                                                                 22,382,956.07
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              797,959.40
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        331,814.81
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              122,825.47
VIII.   Transfers to the Pay-Ahead Account                                                                              (167,292.82)

IX.     Less:  Investment Earnings distributions                                                                               0.00
        (a)  To Sellers with respect to the Collection Account                                                                 0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $23,468,262.93
                                                                                                                    ===============
DISTRIBUTION AMOUNTS                                               Cost per $1000
--------------------------------------------                      ----------------
1.   (a)  Class A-1 Note Interest Distribution                                                           0.00
     (b)  Class A-1 Note Principal Distribution                                                          0.00
          Aggregate Class A-1 Note Distribution                      0.00000000                                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                           0.00
     (b)  Class A-2 Note Principal Distribution                                                          0.00
          Aggregate Class A-2 Note Distribution                      0.00000000                                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                           0.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
          Aggregate Class A-3 Note Distribution                      0.00000000                                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                      33,759.63
     (b)  Class A-4 Note Principal Distribution                                                  6,729,494.34
          Aggregate Class A-4 Note Distribution                     92.64731466                                         6,763,253.97

5.   (a)  Class A-5 Note Interest Distribution                                                     665,500.00
     (b)  Class A-5 Note Principal Distribution                                                 12,976,831.61
          Aggregate Class A-5 Note Distribution                    103.35099705                                        13,642,331.61

6.   (a)  Class A-6 Note Interest Distribution                                                     449,533.33
     (b)  Class A-6 Note Principal Distribution                                                          0.00
          Aggregate Class A-6 Note Distribution                      5.10833333                                           449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                     291,650.00
     (b)  Class A-7 Note Principal Distribution                                                          0.00
          Aggregate Class A-7 Note Distribution                      5.11666667                                           291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                     441,291.67
     (b)  Class A-8 Note Principal Distribution                                                          0.00
          Aggregate Class A-8 Note Distribution                      5.19166667                                           441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                     321,266.67
     (b)  Class A-9 Note Principal Distribution                                                          0.00
          Aggregate Class A-9 Note Distribution                      5.26666667                                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                    345,041.67
     (b)  Class A-10 Note Principal Distribution                                                         0.00
          Aggregate Class A-10 Note Distribution                     5.30833333                                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                244,679.31
     (b)  Class B Certificate Principal Distribution                                                     0.00
          Aggregate Class B Certificate Distribution                 5.45000000                                           244,679.31

12.  Servicer Payment


     (a)  Servicing Fee                                                                            224,843.66
     (b)  Reimbursement of prior Monthly Advances                                                  436,764.41
             Total Servicer Payment                                                                                       661,608.07

13.  Deposits to the Reserve Account                                                                                      307,606.64

Total Distribution Amount                                                                                             $23,468,262.93
                                                                                                                    ================

Reserve Account distributions:
--------------------------------------------

     (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                39,465.93
     (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                    268,140.71
     (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           56,316.73
     (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               382,628.95
                Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                             $746,552.32
                                                                                                                    ================

                 INTEREST
--------------------------------------------

1.   Current Interest Requirement

     (a) Class A-1  Notes     @    5.598%                                                                0.00
     (b) Class A-2  Notes     @    5.852%                                                                0.00
     (c) Class A-3  Notes     @    5.919%                                                                0.00
     (d) Class A-4  Notes     @    6.020%                                                           33,759.63
     (e) Class A-5  Notes     @    6.050%                                                          665,500.00
     (f) Class A-6  Notes     @    6.130%                                                          449,533.33
     (g) Class A-7  Notes     @    6.140%                                                          291,650.00
     (h) Class A-8  Notes     @    6.230%                                                          441,291.67
     (i) Class A-9  Notes     @    6.320%                                                          321,266.67
     (j) Class A-10 Notes     @    6.370%                                                          345,041.67
             Aggregate Interest on Notes                                                                                2,548,042.96
     (k) Class B Certificates @    6.540%                                                                                 244,679.31

2.   Remaining Interest Shortfall

     (a) Class A-1  Notes                                                                                0.00
     (b) Class A-2  Notes                                                                                0.00
     (c) Class A-3  Notes                                                                                0.00
     (d) Class A-4  Notes                                                                                0.00
     (e) Class A-5  Notes                                                                                0.00
     (f) Class A-6  Notes                                                                                0.00
     (g) Class A-7  Notes                                                                                0.00
     (h) Class A-8  Notes                                                                                0.00
     (i) Class A-9  Notes                                                                                0.00
     (j) Class A-10 Notes                                                                                0.00
     (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                               Cost per $1000
                                                                  -----------------
     (a) Class A-1  Notes                                            0.00000000                          0.00
     (b) Class A-2  Notes                                            0.00000000                          0.00
     (c) Class A-3  Notes                                            0.00000000                          0.00
     (d) Class A-4  Notes                                            0.46246068                     33,759.63
     (e) Class A-5  Notes                                            5.04166667                    665,500.00
     (f) Class A-6  Notes                                            5.10833333                    449,533.33
     (g) Class A-7  Notes                                            5.11666667                    291,650.00
     (h) Class A-8  Notes                                            5.19166667                    441,291.67
     (i) Class A-9  Notes                                            5.26666667                    321,266.67
     (j) Class A-10 Notes                                            5.30833333                    345,041.67
             Total Aggregate Interest on Notes                                                                          2,548,042.96
     (k) Class B Certificates                                        5.45000000                                           244,679.31

                 PRINCIPAL
--------------------------------------------
                                                                   No. of Contracts
                                                                 --------------------
1.   Amount of Stated Principal Collected                                                        5,556,698.23
2.   Amount of Principal Prepayment Collected                            504                    12,683,148.29
3.   Amount of Liquidated Contract                                       40                      1,466,479.43
4.   Amount of Repurchased Contract                                      0                               0.00

             Total Formula Principal Distribution Amount                                                               19,706,325.95

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                               -----------
     (a) Class A-1 Notes                                                                        0.0000000                       0.00
     (b) Class A-2 Notes                                                                        0.0000000                       0.00
     (c) Class A-3 Notes                                                                        0.0000000                       0.00
     (d) Class A-4 Notes                                                                        0.0921849               6,729,494.34


     (e) Class A-5  Notes                                                                       1.0000000             132,000,000.00
     (f) Class A-6  Notes                                                                       1.0000000              88,000,000.00
     (g) Class A-7  Notes                                                                       1.0000000              57,000,000.00
     (h) Class A-8  Notes                                                                       1.0000000              85,000,000.00
     (i) Class A-9  Notes                                                                       1.0000000              61,000,000.00
     (j) Class A-10 Notes                                                                       1.0000000              65,000,000.00
     (k) Class B Certificates                                                                   1.0000000              44,895,285.54

6.   Remaining Principal Shortfall

     (a) Class A-1  Notes                                                                                                       0.00
     (b) Class A-2  Notes                                                                                                       0.00
     (c) Class A-3  Notes                                                                                                       0.00
     (d) Class A-4  Notes                                                                                                       0.00
     (e) Class A-5  Notes                                                                                                       0.00
     (f) Class A-6  Notes                                                                                                       0.00
     (g) Class A-7  Notes                                                                                                       0.00
     (h) Class A-8  Notes                                                                                                       0.00
     (i) Class A-9  Notes                                                                                                       0.00
     (j) Class A-10 Notes                                                                                                       0.00
     (k) Class B Certificates                                                                                                   0.00

7.   Principal Distribution                                        Cost per $1000
                                                                  -----------------

     (a) Class A-1  Notes                                             0.00000000                                                0.00
     (b) Class A-2  Notes                                             0.00000000                                                0.00
     (c) Class A-3  Notes                                             0.00000000                                                0.00
     (d) Class A-4  Notes                                            92.18485397                                        6,729,494.34
     (e) Class A-5  Notes                                            98.30933038                                       12,976,831.61
     (f) Class A-6  Notes                                             0.00000000                                                0.00
     (g) Class A-7  Notes                                             0.00000000                                                0.00
     (h) Class A-8  Notes                                             0.00000000                                                0.00
     (i) Class A-9  Notes                                             0.00000000                                                0.00
     (j) Class A-10 Notes                                             0.00000000                                                0.00
     (k) Class B Certificates                                         0.00000000                                                0.00

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
     (a) Class A-1  Notes                                                                      0.0000000                        0.00
     (b) Class A-2  Notes                                                                      0.0000000                        0.00
     (c) Class A-3  Notes                                                                      0.0000000                        0.00
     (d) Class A-4  Notes                                                                      0.0000000                        0.00
     (e) Class A-5  Notes                                                                      0.9016907              119,023,168.39
     (f) Class A-6  Notes                                                                      1.0000000               88,000,000.00
     (g) Class A-7  Notes                                                                      1.0000000               57,000,000.00
     (h) Class A-8  Notes                                                                      1.0000000               85,000,000.00
     (i) Class A-9  Notes                                                                      1.0000000               61,000,000.00
     (j) Class A-10 Notes                                                                      1.0000000               65,000,000.00
     (k) Class B Certificates                                                                  1.0000000               44,895,285.54


                 POOL DATA                                                                            Aggregate
--------------------------------------------                              No. of Contracts        Principal Balance
                                                                          ----------------        -----------------
1.   Pool Stated Principal Balance as of           3/31/99                    18,431                519,918,453.93

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
             (a) 31-59 Days                                                     132                     2,958,964.79        0.569%
             (b) 60-89 Days                                                     45                        963,380.37        0.185%
             (c) 90-119 Days                                                    36                        988,628.02        0.190%
             (d) 120 Days +                                                     144                     3,746,460.20        0.721%


3.   Contracts Repossessed during the Due Period                                32                      1,029,786.85

4.   Current Repossession Inventory                                             64                      2,503,226.66

5.   Aggregate Net Losses for the preceding Collection Period

     (a)  Aggregate Principal Balance of Liquidated Receivables                 40                      1,466,479.43
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                          797,959.40
                                                                                                  -----------------
             Total Aggregate Net Losses for the preceding
               Collection Period                                                                 668,520.03

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,400,064.42

7.   Aggregate Net Losses on all Liquidated Receivables
       (Life-To-Date)                                                           322                                   4,692,763.75

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.268%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
       Contracts                                                                                                            113.396


             TRIGGER ANALYSIS
--------------------------------------------
1.   (a)  Average Delinquency Percentage                           1.619%
     (b)  Delinquency Percentage Trigger in effect ?                                         NO

2.   (a)  Average Net Loss Ratio                                   0.064%
     (b)  Net Loss Ratio Trigger in effect ?                                                 NO
     (c)  Net Loss Ratio (using ending Pool Balance)               0.084%

3.   (a)  Servicer Replacement Percentage                          0.694%
     (b)  Servicer Replacement Trigger in effect ?                                           NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               224,843.66

2.   Servicer Advances                                                                                                    331,814.81

3.   (a)  Opening Balance of the Reserve Account                                                                       10,792,495.60
     (b)  Deposits to the Reserve Account                                                          307,606.64
     (c)  Investment Earnings in the Reserve Account                                                44,819.16
     (d)  Distribution from the Reserve Account                                                   (746,552.32)
     (e)  Ending Balance of the Reserve Account                                                                        10,398,369.08

4.   Specified Reserve Account Balance                                                                                 10,398,369.08

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        470,111.86
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                            167,292.82
     (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (122,825.47)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         514,579.21